UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021 (May 3, 2021)

HORIZON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	333-240313	98-1545465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road, Suite 200 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)
(203) 298-5300 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	HZAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	HZAC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)        On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

Horizon Acquisition Corporation (the “Company”) has previously classified its public and private placement warrants (“Warrants”) issued in connection with its initial public offering and private placement as equity within the Company’s financial statements, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that its warrants should be presented as liabilities as of the initial public offering date reported at fair value with subsequent fair value remeasurement at each reporting period.

On May 3, 2021, the Audit Committee, based on the recommendation of and after consultation with management, concluded that the Company’s (i) audited financial statements as of August 25, 2020, (ii) audited financial statements as of December 31, 2020, and for the period from June 12, 2020 (inception) to December 31, 2020 and (iii) unaudited interim financial statements as of September 30, 2020, and for the three months ended and for the period from June 12, 2020 (inception) through September 30, 2020 (collectively, the “Non-Reliance Period”), as reported in the Company’s Current Report on Form 8-K filed on August 31, 2020, Quarterly Report on Form 10-Q filed on November 16, 2020 and Annual Report on Form 10-K filed on March 31, 2021, respectively, should no longer be relied upon based on the reclassification of warrants as described above. Similarly, Report of Independent Registered Public Accounting Firm dated March 31, 2021 on the financial statements as of December 31, 2020 and for the period from June 12, 2020 (date of inception) through December 31, 2020, and the shareholder communications, investor presentations or other communications describing relevant portions of the Company’s financial statements for these periods that need to be restated should no longer be relied upon.

The Company will file an amendment to its Annual Report on Form 10-K for the period June 12, 2020 (inception) through December 31, 2020 (the “Amended 10-K”) reflecting this change in classification of the warrants for the Non-Reliance Period, and the corresponding changes to the financial statement items for the Non-Reliance Period will be set forth through disclosures in the financial statements included in the Amended 10-K. The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with its independent registered public accounting firm.

The Company’s prior accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash or cash equivalents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021

HORIZON ACQUISITION CORPORATION

By:	/s/ Todd Boehly
Name: Todd Boehly
Title: Chairman, Chief Executive Officer and Chief Financial Officer